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                              CENTURA FUNDS, INC.
                         SUPPLEMENT DATED JULY 21, 1997
                      TO PROSPECTUSES DATED MARCH 31, 1997

     This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectuses.

     Effective July 31, 1997, Lawrence R. Allen will assume the responsibilities as portfolio manager of the Centura North Carolina Tax-Free Bond Fund succeeding outgoing portfolio manager Robert D. Marsh. Mr. Allen also serves as portfolio manager for Centura Federal Securities Income Fund. His other duties at Centura include the management of personal trust and pension account investment responsibilities.